Stockholders’ Equity	12 Months Ended
Dec. 31, 2022
Equity [Abstract]
Stockholders’ Equity

Note 12. Stockholders’ Equity

Repurchase of Common Stock

We retain a portion of vested restricted stock units to cover withholding taxes for employees. As of December 31, 2022, we had withheld 28,638 shares at a value totaling $4,072,752. As of December 31, 2021, we had withheld 17,372 shares at a value totaling $3,691,322. We recognize these amounts as treasury stock, at cost, within the consolidated balance sheets as a reduction to stockholders’ equity.

Issuance of Common Stock

On July 14, 2021, we agreed to issue Discover Financial Services LLC $30,000,000 of our common stock at a price of $250.04 per share (A$335.54), which was completed on July 19, 2021. We incurred issuance costs of $2,768 in connection to this sale. The proceeds from the sale, net of such issuance costs, are recorded within stockholders’ equity on the consolidated balance sheets.